SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                       AND

                      AMENDMENT TO REIMBURSEMENT AGREEMENT

                          DATED AS OF OCTOBER 31, 2001

                                     BETWEEN

                              HURCO COMPANIES, INC.

                                       AND

                              BANK ONE, INDIANA, NA


                                                     TABLE OF CONTENTS


ARTICLE I.   DEFINITIONS 2
         1.1.         Certain Definitions...............................................................................2
                      -------------------
         1.2.     Other Definitions; Rules of Construction.............................................................16
                  ----------------------------------------


ARTICLE II.   THE CREDITS..............................................................................................16
         2.1.         Commitment.......................................................................................16
                      ----------
         2.2.     Required Payments; Termination.......................................................................16
                  ------------------------------
         2.3.     Reserved.............................................................................................17
                  --------
         2.4.     Types of Advances....................................................................................17
                  -----------------
         2.5.     Fees; Reductions in Commitment.......................................................................17
                  ------------------------------
         2.6.     Minimum Amount of Each Advance.......................................................................18
                  ------------------------------
         2.7.     Optional Principal Payments..........................................................................18
                  ---------------------------
         2.8.     Method of Selecting Types and Interest Periods for New Advances......................................18
                  ---------------------------------------------------------------
         2.9.     Conversion and Continuation of Outstanding Advances..................................................19
                  ---------------------------------------------------
         2.10.    Changes in Interest Rate, etc........................................................................19
                  ------------------------------
         2.11.    Rates Applicable After Default.......................................................................19
                  ------------------------------
         2.12.    Method of Payment....................................................................................20
                  -----------------
         2.13.    Noteless Agreement; Evidence of Indebtedness.........................................................20
                  --------------------------------------------
         2.14.    Telephonic Notices...................................................................................20
                  ------------------
         2.15.    Interest Payment Dates; Interest and Fee Basis.......................................................21
                  ----------------------------------------------
         2.16.    Lending Installations................................................................................21
                  ---------------------
         2.17.    Reserved.............................................................................................21
                  --------
         2.18.    Facility LCs.........................................................................................21
                  ------------
                  2.18.1.  Issuance....................................................................................21
                           --------
                  2.18.2.  Notice......................................................................................21
                           ------

                  2.18.3.  Administration; Reimbursement by the Bank...................................................22
                           -----------------------------------------
                  2.18.4.  Reimbursement by the Borrower...............................................................22
                           -----------------------------
                  2.18.5.  Obligations Absolute........................................................................22
                           --------------------
                  2.18.6.  Actions of the Bank.........................................................................22
                           -------------------
                  2.18.7.  Indemnification.............................................................................23
                           ---------------
                  2.18.8.  Facility LC Collateral Account..............................................................23
                           ------------------------------
         2.19.    Borrowing Base Adjustments...........................................................................23
                  --------------------------
         2.20.    Security and Collateral..............................................................................24
                  -----------------------


ARTICLE III.   YIELD PROTECTION; TAXES.................................................................................24
         3.1.         Yield Protection.................................................................................24
                      ----------------
         3.2.     Changes in Capital Adequacy Regulations..............................................................25
                  ---------------------------------------
         3.3.     Availability of Types of Advances....................................................................25
                  ---------------------------------
         3.4.     Funding Indemnification..............................................................................25
                  -----------------------
         3.5.     Taxes................................................................................................26
                  -----
         3.6.     Bank Statements; Survival of Indemnity...............................................................26
                  --------------------------------------


ARTICLE IV.   CONDITIONS PRECEDENT.....................................................................................27
         4.1.         Initial Credit Extension.........................................................................27
                      ------------------------
         4.2.     Each Credit Extension................................................................................28
                  ---------------------


ARTICLE V.   REPRESENTATIONS AND WARRANTIES............................................................................28
         5.1.         Existence and Standing...........................................................................28
                      ----------------------
         5.2.     Authorization and Validity...........................................................................29
                  --------------------------
         5.3.     No Conflict; Government Consent......................................................................29
                  -------------------------------
         5.4.     Financial Statements.................................................................................29
                  --------------------
         5.5.     Material Adverse Change..............................................................................29
                  -----------------------
         5.6.     Taxes................................................................................................29
                  -----
         5.7.     Litigation and Contingent Obligations................................................................30
                  -------------------------------------
         5.8.     Subsidiaries.........................................................................................30
                  ------------
         5.9.     ERISA................................................................................................30
                  -----
         5.10.    Accuracy of Information..............................................................................30
                  -----------------------
         5.11.    Regulation U.........................................................................................30
                  ------------
         5.12.    Material Agreements..................................................................................30
                  -------------------
         5.13.    Compliance With Laws.................................................................................30
                  --------------------
         5.14.    Ownership of Properties..............................................................................31
                  -----------------------
         5.15.    Plan Assets; Prohibited Transactions.................................................................31
                  ------------------------------------
         5.16.    Environmental Matters................................................................................31
                  ---------------------
         5.17.    Investment Company Act...............................................................................31
                  ----------------------
         5.18.    Public Utility Holding Company Act...................................................................31
                  ----------------------------------
         5.19.    Insurance............................................................................................31
                  ---------
         5.20.    Borrowing Base.......................................................................................31
                  --------------
         5.21.    Disclosure...........................................................................................31
                  ----------
         5.22.    Intellectual Property................................................................................32
                  ---------------------

ARTICLE VI.   COVENANTS  32
         6.1.         Financial Reporting..............................................................................32
         6.2.     Use of Proceeds......................................................................................34
                  ---------------
         6.3.     Notice of Default....................................................................................34
                  -----------------
         6.4.     Conduct of Business..................................................................................34
                  -------------------
         6.5.     Taxes................................................................................................34
                  -----
         6.6.     Insurance............................................................................................34
                  ---------
         6.7.     Compliance with Laws.................................................................................34
                  --------------------
         6.8.     Maintenance of Properties............................................................................34
                  -------------------------
         6.9.     Inspection...........................................................................................34
                  ----------
         6.10.    Dividends............................................................................................34
                  ---------
         6.11.    Indebtedness.........................................................................................35
                  ------------
         6.12.    Merger...............................................................................................35
                  ------
         6.13.    Sale of Assets.......................................................................................35
                  --------------
         6.14.    Investments and Acquisitions.........................................................................35
                  ----------------------------
         6.15.    Liens................................................................................................36
                  -----
         6.16.    Affiliates...........................................................................................37
                  ----------
         6.17.    Sale and Leaseback Transactions......................................................................37
                  -------------------------------
         6.18.    Contingent Obligations...............................................................................37
                  ----------------------
         6.19.    Reserved.............................................................................................37
                  --------
         6.20.    Financial Covenants..................................................................................37
                  -------------------
                  6.20.1.     Minimum Consolidated EBITDA..............................................................37
                              ---------------------------
                  6.20.2.     Minimum Consolidated Tangible Net Worth..................................................37
                              ---------------------------------------
                  6.20.3.     Maximum   Consolidated   Total   Indebtedness   to   Consolidated   Total
                              ----------------------------------------------------------------------------
                        Capitalization.................................................................................37
         6.21.    Capital Expenditures.................................................................................38
                  --------------------
         6.22.    Collateral Documents.................................................................................38
                  --------------------
         6.23.    Further Assurances...................................................................................38
                  ------------------
         6.24.    Accounting Changes...................................................................................39
                  ------------------
         6.25.    Inconsistent Agreements..............................................................................39

ARTICLE VII.   DEFAULTS  39

ARTICLE VIIA.   AMENDMENTS TO REIMBURSEMENT  AGREEMENT.................................................................42
         7A.1.    Administration of Outstanding Facilities.............................................................42
                  ----------------------------------------
         7A.2.    Amendments to Reimbursement Agreement................................................................42
                  -------------------------------------


ARTICLE VIII.   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.........................................................42
         8.1.         Acceleration; Facility LC Collateral Account.....................................................42
                      --------------------------------------------
         8.2.     Amendments...........................................................................................43
                  ----------
         8.3.     Preservation of Rights...............................................................................43
                  ----------------------


ARTICLE IX.  GENERAL PROVISIONS........................................................................................43
         9.1.         Survival of Representations......................................................................43
                      ---------------------------
         9.2.     Governmental Regulation..............................................................................43
                  -----------------------
         9.3.     Headings.............................................................................................43
                  --------
         9.4.     Entire Agreement.....................................................................................44
                  ----------------
         9.5.     Benefits of this Agreement...........................................................................44
                  --------------------------
         9.6.     Expenses; Indemnification............................................................................44
                  -------------------------
         9.8.     Accounting...........................................................................................44
                  ----------
         9.9.     Severability of Provisions...........................................................................44
                  --------------------------
         9.10.    Nonliability of the Bank.............................................................................45
                  ------------------------
         9.11.    Confidentiality......................................................................................45
                  ---------------
         9.11.    Disclosure...........................................................................................45
                  ----------
         9.12.    Construction of Certain Provisions...................................................................45
                  ----------------------------------
         9.13.    Independence of Covenants............................................................................45
                  -------------------------
         9.14.    Interest Rate Limitation.............................................................................45
                  ------------------------


ARTICLE X.  SETOFF       46

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
ARTICLE XI.   BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS........................................................46
         11.1.    Successors and Assigns...............................................................................46
                  ----------------------
         11.2.    Participations.......................................................................................46
                  --------------
                  11.2.1.     Permitted Participants; Effect...........................................................46
                              ------------------------------
                  11.2.2.     Voting Rights............................................................................46
                              -------------
                  11.2.3.     Benefit of Setoff........................................................................47
                              -----------------
         11.3.    Dissemination of Information.........................................................................47
                  ----------------------------


ARTICLE XII.   NOTICES   47
         12.1.    Notices..............................................................................................47
                  -------
         12.2.    Change of Address....................................................................................47
                  -----------------


ARTICLE XIII.  COUNTERPARTS............................................................................................47


ARTICLE XIV.   CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL............................................48
         14.1.    CHOICE OF LAW........................................................................................48
                  -------------
         14.2.    CONSENT TO JURISDICTION..............................................................................48
                  -----------------------
         14.3.    WAIVER OF JURY TRIAL.................................................................................48
                  --------------------


Other schedules and exhibits (omitted) supplementary are available to The Commission upon request.


SCHEDULES
SCHEDULE 1.       OTHER INVESTMENTS
SCHEDULE 2.             LENDING INSTALLATIONS
SCHEDULE 4.4.           SUBSIDIARIES AND AFFILIATES OF THE BORROWER
SCHEDULE 5.7.           LITIGATION
SCHEDULE 5.22.    INTELLECTUAL PROPERTY OF THE BORROWER AND ITS SUBSIDIARIES

EXHIBITS
Exhibit A        - Form of Note
Exhibit B        - Borrowing Base Certificate
Exhibit C        - Compliance Certificate
Exhibit D        - Form of Mortgage
Exhibit E        - Form of Pledge and Security Agreement
Exhibit F        - Confirmation of Guaranty
Exhibit G        - Confirmation of Hurco Guaranty
Exhibit H        - Hurco Fiscal Year 2002 Outlook
Exhibit I        - Wire Transfer Instructions
Exhibit J        - Form of Opinion

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT TO REIMBURSEMENT AGREEMENT

         This Second Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement, dated as of October 31, 2001, is between Hurco Companies, Inc., an Indiana corporation, and Bank One, Indiana, NA, a national banking association having its principal office in Indianapolis, Indiana. The parties hereto agree as follows:


                                  INTRODUCTION


         A. Hurco Companies, Inc. (defined below as the Borrower) and the Bank are parties to that certain Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of September 8, 1997, as amended by the First Amendment to Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of September 29, 1998, the Second Amendment to Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of December 19, 1998 and the Third Amendment to Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of August 17, 1999 (as amended, the "Existing Credit Agreement"), pursuant to which the Bank has provided to the Borrower (or certain of the Borrower's Subsidiaries as further described therein) a $25,000,000 revolving credit facility, including letters of credit (the "Existing Revolving Credit"), all for the purposes and on the terms therein set forth.

         B. Pursuant to a Letter Agreement dated as of August 17, 1999, as amended, among Hurco Europe, Hurco GmbH, Hurco B.V., Hurco S.A.R.L.
(each as defined below),  Bank One, NA, London Branch  (formerly known as
The First National Bank of Chicago, London Branch) and Bank One, NA, Frankfurt Branch (formerly known as The First National Bank of Chicago, Frankfurt Branch), Bank One, NA, London Branch and Bank One, NA, Frankfurt Branch have extended a credit facility in the amount of $5,000,000 to Hurco Europe, Hurco GmbH, Hurco B.V. and Hurco S.A.R.L. (the "European Facility").

         C. The Borrower and Bank One, Michigan (formerly known as NBD Bank, Michigan) are parties to a Reimbursement Agreement (as defined below), pursuant to which Bank One, Michigan has issued the IRB L/C (as defined below). The Borrower wishes to amend the Reimbursement Agreement to coordinate its provisions with those of this Agreement. Pursuant to a Participation Agreement dated as of September 8, 1997 (the "Participation Agreement"), the Bank purchased a 100% participation in Bank One, Michigan's rights and obligations under the Reimbursement Agreement and the IRB L/C.

         D. The Borrower desires to replace the Existing Revolving Credit and refinance the indebtedness outstanding thereunder, to be used for working capital and general corporate purposes, to modify the terms of the Existing Credit Agreement in certain other respects, and therefor to amend and restate the Existing Credit Agreement, and the Bank is willing to do so on the terms herein set forth.

         E. In connection with amending and restating the Existing Credit Agreement, the European Facility will also be amended and extended, the amount of which will be limited by the facilities outstanding hereunder.

         The Bank is willing to undertake these additional matters and amend the Reimbursement Agreement, all on the terms set forth below.

         In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


         1.1 Certain Definitions. As used herein, the following terms have the following respective meanings::

         "Active Subsidiary" means a Subsidiary of the Borrower which is not an Inactive Subsidiary.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Advance" means a borrowing hereunder, (i) made by the Bank on the same Borrowing Date, or (ii) converted or continued by the Bank on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Credit Extensions of the same Type and, in the case of Eurodollar Advances, for the same Interest Period.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agreement" means this Second Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement, as it may be amended or modified and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1% per annum.

         "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type:

         (a) from and including the Effective Date through October 31, 2001:

                  Eurodollar Advances:  1.0%
                  Floating Rate Advances:  0.0%

         (b) from and including November 1, 2001 and thereafter, as follows:

Date                                           Eurodollar Advances                   Floating Rate Advances
---------------------------------------------- ------------------------------------- ----------------------------------
From and  including  November 1, 2001 through  2.0% per annum                        0% per annum
April 30, 2002
---------------------------------------------- ------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------- ----------------------------------
From and  including  May 1, 2002 through July  3.0% per annum                        1.0% per annum
31, 2002
---------------------------------------------- ------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------- ----------------------------------
From  and   including   August  1,  2002  and  3.5% per annum                        1.5% per annum
thereafter
---------------------------------------------- ------------------------------------- ----------------------------------

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means any of the Chief Executive Officer, Chief Financial Officer, Executive Vice President, or Corporate Controller of the Borrower, acting singly.

         "Autocon" means Autocon Technologies, Inc., an Indiana corporation and wholly-owned Subsidiary of the Borrower.

         "Bank" means Bank One, Indiana, NA, a national banking association having its principal office in Indianapolis, Indiana, any of its Lending Installations listed on Schedule 2 attached hereto, and any of their respective successors and assigns.

         "Bond Default", as used in the Reimbursement Agreement, means the occurrence of an Event of Default under Section 610(h) of the Trust Indenture or under Section 201(d)(5) of the Trust Indenture, or any corresponding default under the Loan Agreement referred to in the Trust Indenture.

         "Borrower" means Hurco Companies, Inc., an Indiana corporation, and its successors and assigns.

         "Borrowing Base" means, as of any date, an amount equal to the sum, without duplication, of:

                  (i) 90% of the book value of cash on deposit with the Bank or Bank One, Michigan, on the date of calculating the Borrowing Base, plus

                  (ii) 55% of the book value of Eligible Finished Goods Inventory as of such date, plus

                  (iii) 40% of the book value of Eligible Inventory as of such date, plus

                  (iv) 80% of the book value of Eligible Receivables as of such date, plus

                  (v) So long as the Eligible Real Estate is subject to the Mortgage, the appraised value of Eligible Real Estate, not to exceed $4,000,000, plus

                  (vi) 40% of the book value of Eligible Foreign Finished Goods Inventory as of such date, plus

                  (vii) 40% of the book value of Eligible Foreign Receivables as of such date.

         Notwithstanding the foregoing, assets which are subject to any Permitted Lien described in subsections (vii), (viii), or (ix) of Section 6.15 shall not be included in calculating the Borrowing Base.

         "Borrowing Base Certificate" for any date means an appropriately completed report as of such date in substantially the form of Exhibit B, certified as true and correct by an Authorized Officer.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Business Plan" means the Fiscal Year 2002 Outlook prepared by the Borrower and attached as Exhibit H.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles.

         "Capital Stock" of any person means any equity securities, any securities exchangeable for or convertible into equity securities, and any warrants, rights, or other options to purchase or otherwise acquire such securities.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, and (v) deposits in the Commodities Futures Account maintained by the Borrower with Prudential Securities, Inc.; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency (other than the passage of time or notice) regarding the payment of principal or interest.

         "CIMPlus Option" means the option held by the Borrower to purchase core technology and all license agreements related to such core technology from CIMPlus, Inc. for an amount not to exceed $1,850,000, including but not limited to, all software, formulas, patents, and intellectual property owned by CIMPlus, Inc. and all enhancements created by CIMPlus, Inc. pursuant to a certain development agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral" means the "Collateral" under and as defined in the Collateral Documents.

         "Collateral Documents" means, collectively, the Pledge Agreements, the Mortgage, the Guaranty, the Hurco Guaranty, the Confirmation of Guaranty substantially in the form of Exhibit F, the Confirmation of Hurco Guaranty substantially in the form of Exhibit G, and all other agreements granting a Lien in favor of the Bank securing the Secured Obligations, as any of the foregoing may be amended or modified from time to time, including any and all other security agreements, mortgages and pledge agreements delivered hereafter.

         "Collateral Shortfall Amount" is defined in Section 8.1.

         "Commitment" means, the obligation of the Bank to make Loans to, and issue Facility LCs upon the application of, the Borrower in an aggregate amount not exceeding $22,500,000, reduced by (i) $2,500,000 from and including May 1, 2002 and thereafter, and (ii) the amount as required pursuant to Section 2.5(d) and Section 2.5(e).

         "Consolidated Assets" as of any date means the aggregate book value of the total assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated EBITDA" means Consolidated Net Income determined in accordance with Agreement Accounting Principles plus, to the extent deducted in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes, (iii) depreciation, (iv) amortization, (v) extraordinary losses incurred other than in the ordinary course of business, (vi) severance costs, (vii) non-cash asset write downs, (viii) non-cash loss on equity interest of Affiliates, minus, to the extent included in Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business (including without limitation non-cash gains on equity interest of Affiliates recorded after July 31, 2001), all calculated for the Borrower and its Subsidiaries on a consolidated basis.

         "Consolidated Interest Expense" means, with reference to any period, the interest expense of the Borrower and its Subsidiaries (including the interest component of Rentals under Capitalized Leases and capitalized interest) calculated on a consolidated basis for such period.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Tangible Net Worth" means, as of any date, (a) the amount of any Capital Stock, paid-in-capital, and similar equity accounts of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, plus (or minus in the case of a deficit) the capital surplus and retained earnings of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time and excluding the amount of "Other Comprehensive Income" of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, plus (b) the amount of any Subordinated Debt of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, less (c) any treasury stock of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, and less (d) the Intangible Assets of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Total Capitalization" means at any time the sum of Consolidated Total Indebtedness and Consolidated Tangible Net Worth, each calculated at such time.

         "Consolidated Total Indebtedness" means, as of any date, the Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with Agreement Accounting Principles, which, without duplication, either (a) is interest-bearing and, in accordance with Agreement Accounting Principles, should be reflected on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date or (b) consists of Letters of Credit, valued at the undrawn face amount thereof.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Credit Obligations" means all present and future obligations and other liabilities of the Borrower and its Subsidiaries (without duplication) arising under or included within the Outstanding Facilities, as amended from time to time, including without limitation any interest, premium, fees, expenses, and charges relating thereto and any renewals, extensions, and refundings of the foregoing. The principal amount of the Credit Obligations shall be the aggregate of the outstanding principal amount of all loans outstanding under the Outstanding Facilities plus the undrawn face amount of the IRB L/C and the Facility LCs plus, the unreimbursed portions of any amounts drawn under the IRB L/C.

         "Default" means an event described in Article VII.

         "Dollars" and "$" shall mean the lawful currency of the United States of America.

         "Domestic Subsidiaries" means all Subsidiaries of the Borrower which are organized under the laws of one of the states of the United States.

         "Effective Date" means the date on which the Borrower satisfies the conditions set forth in Section 4.1.

         "Eligible Finished Goods Inventory" means, as of any date, all inventory that is located within or is in transit to the United States (which shall not be deemed to include any territories of the United States) and that constitutes finished goods included in the consolidated financial statements of the Borrower and its Subsidiaries, determined in accordance with Agreement Accounting Principles.

         "Eligible Foreign Finished Goods Inventory" means, as of any date, all inventory that constitutes finished goods included in the consolidated financial statements of the Borrower and its Subsidiaries, determined in accordance with Agreement Accounting Principles, that is not Eligible Finished Goods Inventory.

         "Eligible Foreign Receivables" means, as of any date, all accounts receivable that are payable by any person located outside of the United States (which shall not be deemed to include any territories of the United States) and Canada and included in the consolidated financial statements of the Borrower and its Subsidiaries, before reserves for bad debts, all determined in accordance with Agreement Accounting Principles, other than any such accounts receivable which are more than 90 days past due or are due from any Affiliate or Subsidiary of the Borrower.

         "Eligible Inventory" means, as of any date, all inventory, including without limitation raw materials and work in process but excluding finished goods, included in the consolidated financial statements of the Borrower and its Subsidiaries, determined in accordance with Agreement Accounting Principles.

         "Eligible Real Estate" shall mean, as of any date, that real property owned by the Borrower or any Subsidiary in which the Bank holds a first priority perfected lien pursuant to the Mortgage.

         "Eligible Receivables" means, as of any date, all accounts receivable included in the consolidated financial statements of the Borrower and its Subsidiaries, before reserves for bad debts, all determined in accordance with Agreement Accounting Principles, other than any such accounts receivable which are more than 90 days past due, are due from any Affiliate or Subsidiary of the Borrower, or are payable by any person located outside the United States (which shall not be deemed to include any territories of the United States) and Canada.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Equivalent Amount" of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Bank for such other currency at 11:00 a.m., London time, on the date on or as of which such amount is to be determined.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the Applicable Margin.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Bank for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Bank, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Bank to be the rate at which the Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Advances and having a maturity equal to such Interest Period.

         "European Facility" is defined in the Introduction to this Agreement.

         "European Subsidiaries" means, collectively, Hurco Europe, Hurco GmbH, Hurco B.V., and Hurco S.A.R.L.

         "Excluded Taxes" means, in the case of the Bank or applicable Lending Installation, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which the Bank is incorporated or organized or (ii) the jurisdiction in which the Bank's principal executive office or the Bank's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Credit Agreement" is defined in the Introduction to this Agreement.

         "Existing Revolving Credit" is defined in the Introduction to this Agreement.

         "Facility LC" is defined in Section 2.18.1.

         "Facility LC Application" is defined in Section 2.18.3.

         "Facility LC Collateral Account" is defined in Section 2.18.8.

         "Facility Termination Date" means December 31, 2002.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank in its sole discretion.

         "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Foreign Subsidiaries" means all Subsidiaries of the Borrower which are organized under the laws of any jurisdiction other than one of the states of the United States.

         "Guarantors" means Autocon and IMS as signatories to the Guaranty and any other Person who guaranties to the Bank the Borrower's payment and performance of its obligations under this Agreement and the other Loan Documents, including without limitation each other Subsidiary which becomes a party to the Guaranty after the date of this Agreement and their respective successors and assigns.

         "Guaranty" means that certain Guaranty dated as of September 8, 1997 executed by the Guarantors in favor of the Bank, as it may be amended, modified or confirmed and in effect from time to time.

         "Hurco B.V." means Hurco B.V., a limited liability company organized under the laws of the Netherlands, and an indirect wholly-owned subsidiary of the Borrower.

         "Hurco Deferred Compensation Plan" means the unfunded plan adopted by the Borrower for the purpose of providing deferred compensation for a select group of management personnel or other employees of the Borrower, as evidenced by the CORPORATEplan for Retirement Select Plan and Basic Plan Document effective as of July 1, 1996, as amended, and the related Hurco Deferred Compensation Plan Trust Agreement.

         "Hurco Deferred Compensation Plan Trust Agreement" means the Trust Agreement dated as of April 11, 1996, between the Borrower and Fidelity Management Trust Company, as amended.

         "Hurco Europe" means Hurco Europe Limited, a corporation organized under the laws of England and Wales, and an indirect wholly-owned subsidiary of the Borrower.

         "Hurco GmbH" means Hurco GmbH Werkzeugmaschinen CIM-Bausteine Vertreib und Service, a corporation organized under the laws of the Federal Republic of Germany, and an indirect wholly-owned subsidiary of the Borrower.

         "Hurco Guaranty" means the Hurco Guaranty dated as of September 8, 1997, executed by the Borrower in favor of the Bank, by which the Borrower has guaranteed to the Bank the obligations of the European Subsidiaries under the European Facility, as it may be amended, modified or confirmed and in effect from time to time.

         "Hurco S.A.R.L." means Hurco S.A.R.L., a limited liability company organized under the laws of France, and an indirect wholly-owned subsidiary of the Borrower.

         "IMS" means IMS Technology, Inc., a Virginia corporation and wholly-owned subsidiary of the Borrower.

         "Inactive Subsidiary" means a Subsidiary of the Borrower not actively engaged in business, and which has assets with a book value less than or equal to $10,000. Schedule 4.4 lists all Inactive Subsidiaries existing on the Effective Date.

         "Indebtedness" of a Person means, without duplication, such Person's
(i) obligations for borrowed money (including without limitation, with respect to the Borrower, all Reimbursement Obligations, all Credit Obligations and all Rate Management Transactions), (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) all obligations of such Person to purchase goods, property, or services where payment therefor is required, regardless of whether delivery of such goods or property or the performance of such services is ever made or tendered (generally referred to as "take or pay contracts"), (viii) all liabilities of such person in respect of Unfunded Liabilities under any Plan of such Person or of any ERISA Affiliate and (ix) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person, including without limitation all obligations of others similar in character to those described in clauses (i) through (viii) of this definition for which such Person is contingently liable, as guarantor, surety, accommodation party, partner or in any other capacity, or in respect of which obligations such person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation all reimbursement obligations of such Person in respect of letters of credit, surety bonds, or similar obligations, and all obligations of such Person to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such other Person.

         "Intangible Assets" means, for the Borrower or any of its Subsidiaries, the net book value, calculated in accordance with Agreement Accounting Principles, of all items of the following character which are included in the assets of such person: (i) goodwill, including without limitation the excess of cost over book value of any asset, (ii) organization or experimental expenses,
(iii) unamortized debt discount and expense, (iv) patents, trademarks, trade names and copyrights, (v) deferred taxes and deferred charges, (vi) franchises, licenses and permits, and (vii) other assets which are deemed intangible assets under Agreement Accounting Principles.

         "Intellectual Property" is defined in Section 5.26.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "IRB Bonds" means the $1,000,000 City of Indianapolis Economic Development Revenue Bonds (Hurco Companies, Inc. Project), Series 1990, and the related Loan Agreement dated as of September 1, 1990, between the City of Indianapolis, Indiana, and the Borrower.

         "IRB L/C" means the Irrevocable Letter of Credit No. 252 issued by Bank One, Michigan (formerly NBD Michigan) in favor of First of America Bank-Indianapolis, in the original face amount of $1,060,274, pursuant to the Reimbursement Agreement in support of the IRB Bonds, and any letter of credit issued by the Bank in exchange or replacement therefor.

         "LC Fee" is defined in Section 2.18.4.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.18.5.

         "Lending Installation" means, with respect to the Bank, the office, branch, subsidiary or affiliate of the Bank listed on Schedule 2 or otherwise selected by the Bank pursuant to Section 2.16.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means the Bank's loan made pursuant to Article II (or any conversion or continuation thereof).

         "Loan Documents" means this Agreement, the Facility LC Applications, any Notes issued pursuant to Section 2.15, the Reimbursement Agreement, the European Facility, the Collateral Documents, the Guaranty, the Hurco Guaranty, the Mortgage, and all other agreements and documents executed or delivered in connection with any of the foregoing at any time, as each may be amended or modified from time to time.

         "Long Term Mortgage Financing" means a long term mortgage loan of the Borrower from a third party lender secured by the Borrower's headquarters in the maximum principal amount of $5,000,000.

         "MDS" means Manufacturing Data Systems Inc.

         "MDS Loan Agreement" means the Loan Agreement between the Borrower and MDS dated as of March 29, 2001, pursuant to which the Borrower extends credit to MDS in the principal amount of $1,000,000.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Bank thereunder.

         "Modify" and "Modification" are defined in Section 2.18.1.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means a mortgage, deed of trust or similar document granting a Lien on real estate entered into by the Borrower, any Subsidiary or any Guarantor for the benefit of the Bank pursuant to this Agreement, substantially in the form of Exhibit D, as amended or modified from time to time.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Cash Proceeds" means, without duplication (a) in connection with any sale or other disposition of any asset or any settlement by, or receipt of payment in respect of, any property insurance claim or condemnation award, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, settlement or payment, net of reasonable and documented attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such sale, insurance claim or condemnation award (other than any Lien in favor of the Bank) and other customary fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof and (b) in connection with any issuance or sale of any equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of investment banking fees, reasonable and documented attorneys' fees, accountants' fees, underwriting discounts and commissions and other reasonable and customary fees and expenses actually incurred in connection therewith.

         "New Hurco GmbH Facility" means a credit facility of Hurco GmbH and/or Hurco B.V. in a maximum principal Equivalent Amount of $5,000,000 obtained from a third party lender after the Effective Date, which may be secured by assets of Hurco GmbH and/or Hurco B.V. without further consent from the Bank and an unsecured guaranty of payment of the Borrower and any of its Subsidiaries.

         "Note" is defined in Section 2.15 and includes any and all notes executed pursuant to this Agreement, each in the form of Exhibit A.

         "Obligations" means all Reimbursement Obligations, Credit Obligations, and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Bank or any indemnified party arising under the Loan Documents.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Outstanding Credit Exposure" means, as to the Bank at any time, the sum of (i) the aggregate principal amount of its Advances outstanding at such time, plus (ii) an amount equal to the LC Obligations at such time.

         "Outstanding Facilities" means, collectively and without duplication, the Advances, the Reimbursement Agreement, the IRB L/C, the European Facility, and the Facility LCs, each as existing following the Effective Date.

         "Participants" is defined in Section 11.2.1.

         "Participation Agreement" is defined in the Introduction to this Agreement.

         "Payment Date" means the last day of each quarter.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Liens" means Liens permitted by Section 6.15.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge Agreements" means, collectively, the Pledge and Security Agreements dated of even date herewith executed by the Borrower and the Guarantors in favor of the Bank substantially in the form of Exhibit E.

         "Pledgor" means, collectively, the Borrower and the Guarantors.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Person which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reimbursement Agreement" means the Reimbursement Agreement dated as of September 1, 1990, as amended, between the Borrower and Bank One, Michigan (formerly known as NBD Michigan), pursuant to which the IRB L/C was issued.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.18 to reimburse the Bank for amounts paid by the Bank in respect of any one or more drawings under Facility LCs.

         "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" is defined in Section 9.6.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurodollar liabilities.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "SBT" means the so-called Single Business Tax imposed by the State of Michigan.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (i) the Obligations and (ii) all Rate Management Obligations owing to the Bank or any of its Affiliates.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations to the written satisfaction of the Bank.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the Consolidated Net Income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Transferee" is defined in Section 11.3.

         "Trust Indenture" means the Trust Indenture dated as of September 1, 1990, between the City of Indianapolis, Indiana, and First of America Bank-Indianapolis, as trustee, as amended from time to time, entered into in conjunction with the IRB Bonds.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         1.2 Other Definitions; Rules of Construction. The foregoing definitions include both the singular and the plural forms thereof and shall be construed accordingly. All computations required hereunder and all financial terms used herein shall be made or construed in accordance with Agreement Accounting Principles unless such principles are inconsistent with the express requirements of this Agreement; provided that, if the Borrower notifies the Bank that the Borrower wishes to amend any covenant in Article VI to eliminate the effect of any change in Agreement Accounting Principles in the operation of such covenant (or if the Bank notifies the Borrower that the Bank wishes to amend Article VI for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of Agreement Accounting Principles in effect immediately before the relevant change in Agreement Accounting Principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Bank. Use of the terms "herein", "hereof", and "hereunder" shall be deemed references to this entire Agreement and not to the Section or clause in which the term appears. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

                                   ARTICLE II

                                   THE CREDITS

         2.1. Commitment. (a) From and including the Effective Date and prior to the Facility Termination Date, the Bank agrees, on the terms set forth in this Agreement, to (i) make Advances to the Borrower and (ii) issue Facility LCs upon the request of the Borrower not to exceed in the aggregate principal amount at any time outstanding the lesser of (A) the amount of the Borrowing Base as of the close of business on the last day of the month next preceding the date any such Advance is made and (B) the amount of the Commitment as of the date any such Advance is made, provided, however, that the aggregate principal amount of Facility LCs outstanding at any time shall not exceed $15,000,000. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitment to extend credit hereunder shall expire on the Facility Termination Date. The Bank will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.18.

         (b) The Bank agrees that this Agreement consolidates, amends, restates, and supersedes the Existing Credit Agreement, and the Borrower acknowledges, accepts, and ratifies the Outstanding Facilities evidenced by this Agreement. All amounts outstanding under the Existing Credit Agreement on the Effective Date shall constitute Advances under Section 2.1(a), with each existing Eurodollar Advance remaining outstanding under its existing Interest Period. Each letter of credit, bankers acceptance, and bank guaranty issued by the Bank for the Borrower's account which is outstanding under the Existing Credit Agreement on the Effective Date (other than the IRB L/C) shall be treated for all purposes as Facility LCs issued by the Bank under this Agreement.

         2.2. Required Payments; Termination. (a) The Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

         (b) The Borrower shall pay or cause to be paid when due (i) all regularly scheduled principal payments on the Outstanding Facilities and (ii) all payments of interest and fees (including without limitation amendment fees, letter of credit fees, and facility fees) which are owing under the Outstanding Facilities.

         2.3.     Reserved.
                  --------

         2.4. Types of Advances. The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9.

         2.5.     Fees;  Reductions in  Commitment.

        (a) Amendment  Fee. The Borrower  agrees to pay to the Bank on or prior to the Effective Date an amendment fee in the amount of $22,500 or one-thousandth of one percent (0.001%) of the Bank's Commitment Amount.

         (b) Facility Fee. The Borrower agrees to pay to the Bank a facility fee equal to (A) on May 1, 2002, $50,000 and (B) on August 1, 2002, $100,000,
provided that, (i) if all Obligations are repaid and the Commitment is terminated on or before May 1, 2002, the entire facility fee in the amount of $150,000 shall be forgiven, (ii) if the Commitment is reduced to not more than $15,000,000 and no Default or Unmatured Default has occurred and is then existing, the facility fee in the amount of $50,000 due on May 1, 2002 shall be forgiven, and (iii) if all Obligations are repaid and the Commitment is terminated on or before August 1, 2002, the facility fee in the amount of $100,000 due on August 1, 2002 shall be forgiven, and provided further, if a Default occurs, the entire facility fee not previously paid shall be earned as of the Default occurring and be payable by the Borrower to the Bank in accordance with subsections (A) and (B) above.

         (c) LC Fees. Without duplication for fees previously paid on Letters of Credit issued under the Existing Credit Agreement and outstanding on the Effective Date, the Borrower shall pay to the Bank (i) with respect to each standby Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Advances in effect from time to time on the average daily undrawn stated amount under such standby Facility LC, subject to the Bank's standard minimum fee existing at the time of issuance, such fee to be payable in advance on each Payment Date, and (ii) with respect to each commercial Facility LC, a one-time letter of credit fee at times and in amounts as the Borrower and the Bank may agree from time to time (each such fee described in this sentence, an "LC Fee"). The Borrower shall also pay to the Bank at the time each Facility LC is issued documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the Bank's standard schedule for such charges as in effect from time to time.

         (d) Optional Reductions in Commitment. From time to time, the Borrower may permanently reduce the Commitment in a minimum amount of $1,000,000 and in integral multiples of $500,000, upon written notice to the Bank, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Commitment may not be reduced below the Outstanding Credit Exposure.

         (e) Mandatory Prepayments/Reductions in Commitment. Notwithstanding anything in this Agreement to the contrary:

                  (i) In addition to all other payments required hereunder, if at any time the aggregate Outstanding Credit Exposure exceeds the lesser of the Borrowing Base or the Commitment, and upon written notice from the Bank of such occurrence, the Borrower shall immediately repay Advances in an aggregate principal amount sufficient to eliminate any such excess, to be applied first to amounts outstanding under the Loan, and then to the Facility LC Collateral Account.

                  (ii) In addition to all other payments required hereunder, if at any time the aggregate principal amount of the Outstanding Credit Exposure plus the Equivalent Amount of loans made to the European Subsidiaries under the European Facility outstanding at any one time exceeds the Commitment, upon written notice from the Bank of such occurrence, the Borrower shall immediately repay Advances in aggregate principal amount sufficient to eliminate any such excess, to be applied first to amounts outstanding under the Loan, and then to the Facility LC Collateral Account.

                  (iii) The Commitment shall be reduced by the Equivalent Amount of the New Hurco GmbH Facility when the New Hurco GmbH Facility is initially closed.

                  (iv) The Commitment shall be reduced by the amount of the Long Term Mortgage Financing when the Long Term Mortgage Financing is initially closed.

                  (v) In addition to all other payments required hereunder, the Borrower shall prepay the Loan by an amount equal to 100% of all of the Net Cash Proceeds from any sale or other disposition or transfer of any assets (other than the sale of inventory in the ordinary course of business) exceeding $10,000 in any single transaction and exceeding $100,000 in the aggregate in any fiscal year beginning after October 31, 2001. Such mandatory prepayments shall be applied first to amounts outstanding under the Loan, and then to the Facility LC Collateral Account. The Commitment shall be reduced by the amount of such payment(s) of proceeds to the Bank pursuant to this Section 2.5(e)(v), but not to an amount less than an amount equal to the undrawn face amount of all Facility LCs then outstanding. If the Commitment may not be fully reduced following any such payment due to Facility LCs remaining outstanding and a Facility LC shall later expire undrawn or the Bank is reimbursed following any drawing under any Facility LC, the Commitment shall be further reduced to reflect the full reduction required under the previous sentence.

                  (vi) In addition to all other payments required hereunder, the Borrower shall prepay the Loan by an amount equal to 100% of the Net Cash Proceeds from the issuance or other sale of any Capital Stock of the Borrower or any of its Subsidiaries from and after October 31, 2001. Such mandatory prepayments shall be applied first to amounts outstanding under the Loan, and then to the Facility LC Collateral Account.. The Commitment shall be reduced by the amount of such payment(s) of proceeds to the Bank pursuant to this Section 2.5(e)(vi), but not to an amount less than an amount equal to the undrawn face amount of all Facility LCs then outstanding. If the Commitment may not be fully reduced following any such payment due to Facility LCs remaining outstanding and a Facility LC shall later expire undrawn or the Bank is reimbursed following any drawing under any Facility LC, the Commitment shall be further reduced to reflect the full reduction required under the previous sentence.

         2.6. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $1,000,000 and in multiples of $100,000 if in excess thereof, and each Floating Rate Advance shall be in the minimum amount of $100,000 and in multiples of $10,000 if in excess thereof, provided, however, that any Floating Rate Advance may be in the amount of the Available Commitment.

         2.7. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $100,000 or any integral multiple of $10,000 in excess thereof, any portion of the outstanding Floating Rate Advances. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Eurodollar Advances.

         2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Bank irrevocable notice (a "Borrowing Notice") not later than Noon (Chicago time) on the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

         (i) the Borrowing Date, which shall be a Business Day, of such Advance,

         (ii)     the aggregate amount of such Advance,

         (iii)    the Type of Advance selected, and

         (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

         2.9. Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section
2.9 or are repaid in accordance with Section 2.7. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Bank a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance. The Borrower shall give the Bank irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation,

         (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and,

         (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

         2.10. Changes in Interest Rate, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to
Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Bank as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

         2.11. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default or Unmatured Default the Bank may, at its option, by notice to the Borrower, declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Bank may, at its option, by notice to the Borrower, declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Bank.

         2.12. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Bank at the Bank's address specified pursuant to Article XII, or at any other Lending Installation of the Bank specified in writing by the Bank to the Borrower, by noon (Chicago time) on the date when due and shall (except in the case of Reimbursement Obligations for which the Bank has not been fully indemnified, or as otherwise specifically required hereunder) be applied by the Bank as it may determine in its sole discretion. The Bank is authorized to charge any account of the Borrower maintained with the Bank or any of its Affiliates for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder.

         2.13. Noteless Agreement; Evidence of Indebtedness. (i) The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the Bank resulting from each Advance made by the Bank from time to time, including the amounts of principal and interest payable and paid to the Bank from time to time hereunder.

         (ii) The Bank shall also maintain accounts in which it will record (a) the amount of each Advance made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Bank hereunder,
(c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Bank hereunder from the Borrower.

         (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Bank to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

         (iv) The Bank may request that its Loan be evidenced by a promissory note (a "Note"). In such event, the Borrower shall prepare, execute and deliver to the Bank a Note payable to the order of the Bank in a form supplied by the Bank. Thereafter, the Advances evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 11.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 11.3, except to the extent that the Bank or assignee subsequently returns any such Note for cancellation and requests that the Loan once again be evidenced as described in paragraphs (i) and (ii) above.

         2.14. Telephonic Notices. The Borrower authorizes the Bank to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Bank in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Bank a written confirmation, if such confirmation is requested by the Bank, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Bank, the records of the Bank shall govern absent manifest error.

         2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.16. Lending Installations. The Bank may book its Loans and the Facility LCs at the appropriate Lending Installation listed on Schedule 2 or such other Lending Installation designated by the Bank in accordance with the final sentence of this Section 2.16. All terms of this Agreement shall apply to any such Lending Installation and the Loan, Facility LCs, and any Note issued hereunder shall be deemed held by the Bank for the benefit of any such Lending Installation. The Bank may, by written notice to the Borrower, designate replacement or additional Lending Installations through which Advances will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.17.    Reserved.
                  --------

         2.18.    Facility LCs.
                  ------------

                  2.18.1. Issuance. The Bank agrees, on the terms set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $15,000,000 and (ii) the Outstanding Credit Exposure shall not exceed the Commitment. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance.

                  2.18.2. Notice. Subject to Section 2.18.1, the Borrower shall give the Bank notice prior to 10:00 a.m. (Chicago time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. The issuance or Modification by the Bank of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the Bank shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the Bank and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the Bank shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.18.3. Administration; Reimbursement by the Bank . Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the Bank shall promptly notify the Borrower as to the amount to be paid by the Bank as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the Bank to the Borrower shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The Bank shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted.

                  2.18.4. Reimbursement by the Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Bank on or before the applicable LC Payment Date for any amounts to be paid by the Bank upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that the Borrower shall not be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Bank in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the Bank's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. Subject to the terms of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.18.5. Obligations Absolute. The Borrower's obligations under this Section 2.18 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Bank or any beneficiary of a Facility LC. The Borrower further agrees with the Bank that the Bank shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the Bank under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the Bank under any liability to the Borrower. Nothing in this Section 2.18.5 is intended to limit the right of the Borrower to make a claim against the Bank for damages as contemplated by the proviso to the first sentence of Section 2.18.4.

                  2.18.6. Actions of the Bank. The Bank shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Bank. The Bank shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  2.18.7. Indemnification. The Borrower indemnifies and holds harmless the Bank, and its directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which the Bank may incur (or which may be claimed against the Bank by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Bank may incur by reason of or in connection with, by reason of or on account of the Bank issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the Bank, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Bank in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the Bank's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.18.7 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.18.8. Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Bank and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the Bank in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Bank (the "Facility LC Collateral Account") at the Bank's office at the address specified pursuant to Article XII, in the name of such Borrower but under the sole dominion and control of the Bank and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower pledges, assigns and grants to the Bank, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Bank will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of the Bank having a maturity not exceeding 30 days. Nothing in this Section 2.18.8 shall either obligate the Bank to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Bank to release any funds held in the Facility LC Collateral Account in each case other than as required by
         Section 8.1.

         2.19 Borrowing Base Adjustments. The Borrower agrees that if at any time any trade account receivable, any inventory, or any real property of the Borrower fails to constitute Eligible Finished Goods Inventory, Eligible Foreign Finished Goods Inventory, Eligible Receivables, Eligible Foreign Receivables, Eligible Inventory or Eligible Real Estate, as the case may be, for any reason, the Bank may, at any time and notwithstanding any prior classification of eligibility, classify such asset as ineligible and exclude the same from the computation of the Borrowing Base without in any way impairing the rights of the Bank in and to the same under the Collateral Documents.

         2.20 Security and Collateral. To secure the payment when due of any Note and the other Obligations to the Bank, the Borrower and the Guarantors shall each execute and deliver, or cause to be executed and delivered, to the Bank on or before December 1, 2001, Collateral Documents granting the following:

                         (a)      Security  interests  in all present and future
accounts, inventory, equipment, general intangibles, investment property, deposit accounts, fixtures, and all other personal property of the Borrower other than property held in the trust existing pursuant to the Hurco Deferred Compensation Plan Trust Agreement in connection with the Hurco Deferred Compensation Plan.

                         (b)      A mortgage lien on the following  real
property of the Borrower: the Borrower's Indianapolis, Indiana headquarters, located at One Technology Way, Indianapolis, Indiana 46268.

                         (c)      Pledges of 100% of the  Capital  Stock of all
Domestic  Subsidiaries  (excluding Inactive   Subsidiaries),   including
without limitation a pledge of 100% of the Capital Stock of Hurco International, Inc., Hurco International Holdings, Inc. and IMS.

                         (d)      Guarantees  of the  Guarantors  under the
Guaranty and of the Borrower under the Hurco Guaranty, and a Confirmation of the Guaranty substantially in the form of Exhibit F and a Confirmation of the Hurco Guaranty substantially in the form of Exhibit G.

                         (e)      Security  interests  in all present and future
accounts, inventory, equipment, general intangibles, investment property, deposit accounts, fixtures, and all other personal property of the Guarantors.

                         (f)      All other security and collateral described
in the Collateral Documents.

                                   ARTICLE III

                             YIELD PROTECTION; TAXES

         3.1. Yield Protection. In the event that any applicable law, treaty or other international agreement, rule, or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of any such authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to the Bank of any amounts payable by the Borrower under this Agreement (other than taxes imposed on the overall net income of the Bank, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which the Bank has its principal office), or (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (c) shall impose any other condition with respect to this Agreement, the Commitment, any Note, or the Loan, or any Facility LC, and the result of any of the foregoing is to increase the cost to the Bank of making, funding, or maintaining any Eurodollar Advance or any Facility LC or to reduce the amount of any sum receivable by the Bank thereon, then the Borrower shall pay to the Bank, from time to time, upon its request, additional amounts sufficient to compensate the Bank for such increased cost or reduced sum receivable to the extent, in the case of any Eurodollar Advance, the Bank is not compensated therefor in computing the interest rate applicable to such Eurodollar Advance. A statement as to the amount of such increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

         3.2. Changes in Capital Adequacy Regulations. In the event that any applicable law, treaty, or other international agreement, rule, or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank) and the Bank determines that the amount of such capital is increased by or based upon the existence of the Bank's obligations hereunder and such increase has the effect of reducing the rate of return on the Bank's (or such controlling corporation's) capital as a consequence of such obligations hereunder to a level below that which the Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then the Borrower shall pay to the Bank from time to time, upon request by the Bank, additional amounts sufficient to compensate such Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which the Bank reasonably determines to be allocable to the existence of the Bank's obligations hereunder. A statement as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation.

         3.3. Availability of Types of Advances. In the event that any applicable law, treaty, or other international agreement, rule, or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to the Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request, or directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for the Bank to maintain any Eurodollar Advance under this Agreement, shall make it impracticable, unlawful or impossible for, or shall in any way limit or impair ability of, the Borrower to make or the Bank to receive any payment under this Agreement at the place specified for payment hereunder, the Borrower shall, upon receiving notice thereof from the Bank, repay in full the then-outstanding principal amount of each Eurodollar Advance so affected, together with all accrued interest thereon to the date of payment and all amounts owing to the Bank under Section 3.4, (a) on the last day of the then-current Interest Period applicable to the Eurodollar Advance if the Bank may lawfully continue to maintain the Eurodollar Advance to that day, or (b) immediately if the Bank may not continue to maintain the Eurodollar Advance to that day.

         3.4. Funding Indemnification. If the Borrower makes any payment of principal with respect to any Eurodollar Advance on any other date than the last day of an Interest Period applicable thereto (whether pursuant to Section 2.2, Section 2.5, Section 2.7, Section 8.1, or otherwise), or if the Borrower fails to borrow any Eurodollar Advance after notice has been given to the Bank in accordance with Section 2.8, or if the Borrower fails to make any payment of principal or interest in respect of a Eurodollar Advance when due, the Borrower shall reimburse the Bank on demand for any resulting loss or expense incurred by the Bank, including without limitation any loss incurred in obtaining, liquidating, or employing deposits from third parties, whether or not the Bank shall have funded or committed to fund the Eurodollar Advance. A statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation. Calculation of all amounts payable to the Bank under this Section 3.4 shall be made as though the Bank shall have actually funded or committed to fund the relevant Eurodollar Advance through the purchase of an underlying deposit in an amount equal to the amount of the Eurodollar Advance in the relevant market and having a maturity comparable to the related Interest Period and through the transfer of such deposit to a domestic office of the Bank in the United States; provided, however, that the Bank may fund any Eurodollar Advance in any manner it sees fit and the foregoing assumption shall be utilized only for the purpose of calculating amounts payable under this Section 3.4.

         3.5. Taxes. (i) All payments of principal of and interest on the Loan and other amounts payable by the Borrower hereunder shall be made by the Borrower without setoff or counterclaim, and, subject to the next succeeding sentence, free and clear of, and without deduction or withholding for, or on account of, any Taxes. If any Taxes are imposed, the Borrower will pay such additional amounts as may be necessary so that payment of principal of and interest on the Loan and other amounts payable hereunder, after withholding or deduction for or on account thereof, will not be less than any amount provided to be paid hereunder and, in any such case, the Borrower will furnish to the Bank certified copies of all tax receipts evidencing the payment of such amounts within 45 days after the date any such payment is due pursuant to applicable law.

         (ii) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) The Borrower indemnifies the Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Bank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Bank makes demand therefor pursuant to Section 3.6.

         3.6. Bank Statements; Survival of Indemnity. To the extent reasonably possible, the Bank shall designate an alternate Lending Installation with respect to its Eurodollar Advances to reduce any liability of the Borrower to the Bank under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of the Bank, disadvantageous to it. The Bank shall deliver a written statement to the Borrower as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which the Bank determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Advances shall be calculated as though the Bank funded its Eurodollar Advances through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Credit Extension, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of the Bank shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4, and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT


         4.1. Initial Credit Extension. The Bank shall not be required to make the initial Credit Extension hereunder unless the Borrower has furnished to the Bank and completed the following matters, all in form and substance satisfactory to the Bank:

      (i) Copies of the articles or certificate of incorporation of the Borrower and the Guarantors, together with all amendments, and a certificate of good standing or existence for the Borrower and each Guarantor, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

     (ii) Copies, certified by the Secretary or Assistant Secretary of the Borrower and the Guarantors, of each of their respective by-laws and of each of their respective Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which the Borrower and the Guarantors are a party.

    (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower and the Guarantors, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower and the Guarantors authorized to sign the Loan Documents to which the Borrower and the Guarantors are a party, upon which certificate the Bank shall be entitled to rely until informed of any change in writing by the Borrower or the Guarantors, as the case may be.

     (iv) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

      (v) A written opinion of the Borrower's and the Guarantors' counsel, addressed to the Bank in substantially the form of Exhibit J.

     (vi) Any Notes requested by the Bank pursuant to Section 2.15 payable to the order of the Bank.

    (vii) Written money transfer instructions, in substantially the form of Exhibit I, addressed to the Bank and signed by an Authorized Officer, together with such other related money transfer authorizations as the Bank may have reasonably requested.

   (viii) If the initial Credit Extension will be the issuance of a Facility LC, a properly completed Facility LC Application.

     (ix) The Confirmation of Guaranty in the form of Exhibit F and the Confirmation of Hurco Guaranty in the form of Exhibit G, the Mortgage, the Pledge Agreements and any other Collateral Documents required by the Bank duly executed on behalf of the Borrower or the Guarantors, as the case may be.

     (x)          The insurance certificate described in Section 5.19.

     (xi) A duly completed Borrowing Base Certificate as of the close of the fiscal month which precedes its delivery date.

     (xii) Copies of all governmental and non-governmental consents, approvals, authorizations, declarations, registrations or filings, if any, required on the part of the Borrower or the Guarantors in connection with the execution, delivery, and performance of the Loan Documents, or the transactions contemplated thereby or as a condition to the legality, validity or enforceability of the Loan Documents, certified as true and correct and in full force and effect as of the Effective Date by a duly authorized officer of the Borrower or the Guarantors, or, if none are required, a certificate of such officer to that effect.

     (xiii)       The fees described in Section 2.5.

     (xiv) A letter agreement, in form and substance satisfactory to the Bank, evidencing an amendment to the European Facility, duly executed by the European Subsidiaries, together with any documents and certificates required to be delivered thereunder.

     (xv) Such other documents as the Bank or its counsel may have reasonably requested.

         4.2. Each Credit Extension. The Bank shall not be required to make any Credit Extension unless on the applicable Credit Extension Date:

      (i)         There exists no Default or Unmatured Default.

     (ii) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

    (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Bank and its counsel.

     (iv) The Bank shall have received a Borrowing Notice or, in the case of any issuance of a Facility LC, a properly completed Facility LC Application and such other documentation in connection therewith as requested by the Bank.

         Each Borrowing Notice or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and
(ii) have been satisfied. The Bank may require a duly completed compliance certificate in substantially the form of Exhibit C as a condition to making a Credit Extension.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Bank that:

         5.1. Existence and Standing. Each of the Borrower and its Active Subsidiaries is a corporation duly and properly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Borrower has all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted.

         5.2. Authorization and Validity. The Borrower and each Guarantor, as the case may be, has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower and each of the Guarantors, as the case may be, of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which the Borrower and each of the Guarantors is a party, as the case may be, constitute legal, valid and binding obligations of the Borrower and each of the Guarantors, as the case may be, enforceable against the Borrower or each Guarantor, as the case may be, in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower or the Guarantors of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4. Financial Statements. The July 31, 2001, consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Bank were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         5.5. Material Adverse Change. Since July 31, 2001, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7. Litigation and Contingent Obligations. Except as set forth on
Schedule 5.7, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule 5.7, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. Schedule 4.4 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective Capital Stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of Capital Stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Each Subsidiary of the Borrower has and will have all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted.

         5.9. ERISA. There are no Unfunded Liabilities of any Single Employer Plans. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Bank in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

         5.13. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property.

         5.14. Ownership of Properties. On the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Bank as owned by the Borrower and its Subsidiaries.

         5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.16. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower and each of its Subsidiaries has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19. Insurance. The certificate signed by the President or Chief Financial Officer of the Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by the Borrower with respect to itself and its Subsidiaries and that has been furnished by the Borrower to the Bank, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

         5.20 Borrowing Base. All accounts receivable, inventory, and fixed assets of the Borrower represented or reported by the Borrower to be, or are otherwise included in, Eligible Finished Goods Inventory, Eligible Foreign Finished Goods Inventory, Eligible Foreign Receivables, Eligible Receivables, Eligible Inventory and Eligible Real Estate comply in all respects as of the date reported with the requirements therefor set forth in the definition thereof, and the computation of the Borrowing Base set forth in each Borrowing Base Certificate is true and correct.

         5.21 Disclosure. No report or other information furnished in writing or on behalf of the Borrower or any Guarantor to the Bank in connection with the negotiation or administration of this Agreement contains any material misstatement of fact or omits to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. Neither this Agreement, or the Notes, the Collateral Documents nor any other document, certificate, or report or statement or other information furnished to the Bank by or on behalf of the Borrower or any Guarantor in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact in order to make the statements contained herein and therein not misleading in light of the circumstances in which they were made. Except as reflected in the Business Plan, there is no fact known to the Borrower or any Guarantor which materially and adversely affects, or which in the future may (so far as the Borrower or any Guarantor can now foresee) materially and adversely affect, the business, properties, operations or condition, financial or otherwise, of the Borrower, any Guarantor or any of their respective Subsidiaries, which has not been set forth in this Agreement or in the other documents, certificates, statements, reports and other information furnished in writing to the Bank by or on behalf of the Borrower or any Guarantor in connection with the transactions contemplated by this Agreement.

         5.22 Intellectual Property. Set forth on Schedule 5.22 is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of the Borrower and each of its Subsidiaries showing the jurisdiction in which registered, the registration number and the date of registration. The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, trade names, service marks, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property") except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.22, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Subsidiaries know of any valid basis for any such claim, the use of such Intellectual Property by the Borrower and each of its Subsidiaries does not infringe on the rights of any Person, and, to the knowledge of the Borrower, no Intellectual Property has been infringed, misappropriated or diluted by any other Person except for such claims, infringements, misappropriation and dilutions that, in the aggregate, could not have a Material Adverse Effect.

                                   ARTICLE VI

                                    COVENANTS

During the term of this Agreement, unless the Bank shall otherwise consent in writing:

         6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Bank:

      (i) Within 110 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Bank, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (except that consolidated balance sheets and statements of operations and retained earnings need not be given for Inactive Subsidiaries or Active Subsidiaries whose only asset is the Capital Stock of another Subsidiary of the Borrower and consolidating statements need not be certified by such accountants) for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by
                  (a) any management  letter prepared by said accountants,
                  (b) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof, and (d) a certificate of the Borrower's chief financial officer or principal accounting officer as required under Section 6.1(d)(ii).

         (ii) Within 30 days after the close of each monthly period, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such month (except that consolidating balance sheets and statements of operations and retained earnings need not be given for Inactive Subsidiaries or Active Subsidiaries whose only asset is the Capital Stock of another Subsidiary of the Borrower), all certified by its chief financial officer or principal accounting officer as fairly presenting the consolidated financial position of the Borrower and its Subsidiaries for the periods contained therein and as having been prepared in accordance with Agreement Accounting Principles, together with a certificate of such officer demonstrating compliance with all financial covenants contained in this
                  Agreement,  including  without  limitation  Section  6.13
                  and Section 6.20 hereof, and such supporting schedules setting forth such information as the Bank may reasonably request relating to such covenants, and stating whether such officer is aware of any Default or any event or condition which, with notice or lapse of time, or both, would constitute a Default, and, if such Default or such an event or condition then exists and is continuing, a statement setting forth the nature and status thereof.

    (iii) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

     (iv) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries.

      (v) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

     (vi) Promptly upon the filing thereof, notice regarding the filing of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

     (vii) As soon as available and in any event within 15 Business Days after the end of each month, a Borrowing Base Certificate, prepared for the Borrower as of the close of business on the last day of each month, together with supporting schedules, in form set forth on Exhibit B, each certified as true and correct by a duly authorized officer of the Borrower.

   (viii) Such other information (including non-financial information) as the Bank may from time to time reasonably request.

         6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extension for general corporate purposes. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Bank of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

         6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to the Bank upon request full information as to the insurance carried.

         6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws.

         6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection. The Borrower will, and will cause each Subsidiary to, permit the Bank, by its representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Bank may designate.

         6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends payable in its own Capital Stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, provided, however, that (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Wholly-Owned Subsidiary, and (ii) after the MDS Loan Agreement has been paid in full and cancelled without any amount owed thereunder having been converted to equity in MDS, the Borrower may redeem, repurchase, or otherwise acquire or retire shares of its Capital Stock, at a purchase price equivalent to the shares' then-current fair market value, in an amount not to exceed $1,000,000 in the aggregate.

         6.11. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

      (i) The Loan, the other Outstanding Facilities, and the Reimbursement Obligations.

     (ii)         Indebtedness arising under Rate Management Transactions.

    (iii)         The IRB Bonds.

     (iv)         Indebtedness  of  any  Subsidiary   owing  to  the  Borrower
                  or to any other Subsidiary and Indebtedness of the Borrower owing to any Subsidiary.

      (v) The New Hurco GmbH Facility, the Long Term Mortgage Financing, and an unsecured guaranty of payment of the New Hurco GmbH Facility from the Borrower or any Subsidiary.

     (vi) Product warranty obligations incurred in the ordinary course of business.

    (vii) Indebtedness (other than the Indebtedness permitted under subsections (i) through (vi) above) which in the aggregate do not exceed five percent (5%) of the Consolidated Tangible Net Worth existing from time to time.

         6.12. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower or a Wholly-Owned Subsidiary.

         6.13. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property (other than cash) to any other Person, except:

      (i) Sales and leases of inventory in the ordinary course of business, and licensing of software, patents, and other assets in the ordinary course of business.

     (ii) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries, so long as the proceeds are applied as required by Section 2.5(e)(v).

    (iii) Sales of the Borrower's Capital Stock, so long as the proceeds are applied as required by Section 2.5(e)(vi).

         6.14. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (excluding loans and advances to, and other Investments in, Subsidiaries permitted by
Section 6.11), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

      (i) Cash Equivalent Investments and Investments under the Hurco Deferred Compensation Plan made pursuant to the Hurco Deferred Compensation Plan Trust Agreement.

     (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 1.

    (iii) Advances not to exceed $1,000,000 in principal amount to MDS pursuant to the MDS Loan Agreement, provided that, if the Borrower is in compliance with Article VI and all other provisions of this Agreement, the Borrower may convert some or all of the amounts outstanding under the MDS Loan Agreement to equity in MDS at a conversion price not to exceed $0.75 per share of the MDS Preferred Class C stock (as may be equitably adjusted from time to time for any stock splits or other conversions of such stock).

     (iv) The exercise of the CIMPlus Option, provided that (a) the Borrower is in compliance with Article VI and all other provisions of this Agreement, (b) the Borrower shall have provided to the Bank an opinion of counsel and a certificate of the chief financial officer of the Borrower (attaching computations to demonstrate compliance with all financial covenants hereunder), each stating that the exercise of the CIMPlus Option complies with this Section and that any other conditions under this Agreement relating to such transaction have been satisfied, (c) the grantor of the CIMPlus Option does not extend its expiration for at least 12 months, and
                  (d) Consolidated EBITDA as of the proposed exercise date is equal to or greater than that shown in the Business Plan as of such date.

         6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

      (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

     (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due.

    (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

     (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

      (v)         Liens in favor of the Bank granted pursuant to any Collateral
                  Document.

     (vi) The interest or title of a lessor under any lease (including without limitation Capitalized Leases) otherwise permitted under this Agreement with respect to the property subject to such lease.

    (vii)         Liens on the assets of Hurco GmbH to secure the New Hurco
                  GmbH Facility.

   (viii) A mortgage lien on the Borrower's headquarters to secure the Long Term Mortgage Financing.

     (ix) Liens (other than the Liens permitted under subsections (i) through (viii) above) as security for Indebtedness permitted by Section 6.11(vii) on Property of the Borrower or any Subsidiary, the book value less applicable depreciation and amortization of which in the aggregate does not exceed five percent (5%) of the Consolidated Tangible Net Worth existing from time to time.

         6.16. Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

         6.17. Sale and Leaseback Transactions. The Borrower will not, nor will it permit any Subsidiary to, enter into or suffer to exist any Sale and Leaseback Transaction.

         6.18. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Reimbursement Obligations, (iii) the Credit Obligations, (iv) the Guaranty and the Hurco Guaranty, (v) the guaranty of the New Hurco GmbH Facility by the Borrower or any Subsidiary, and (vi) to the extent permitted by Sections 6.11(iv) and 6.11(vii).

         6.19.  Reserved.
                --------

         6.20.  Financial Covenants.
                -------------------

                  6.20.1. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA, determined as of the end of the twelve (12) consecutive months then ending, to be less than: (i) on October 31, 2001, $2,000,000, (ii) on January 31, 2002, negative $620,000, (iii) on
         April 30, 2002, negative $2,750,000, (iv) on July 31, 2002, negative $2,335,000 and (vii) on October 31, 2002, negative $1,475,000.

                 6.20.2. Minimum Consolidated Tangible Net Worth. The Borrower will maintain Consolidated Tangible Net Worth as of the last day of each fiscal quarter then ending of not less than, (i) on October 31, 2001, $35,900,000, (ii) on January 31, 2002, $34,500,000, (iii) on
         April 30, 2002, $33,500,000, (iv) on July 31, 2002, $32,500,000 and (v)
         on October 31, 2002, $32,300,000.

                  6.20.3. Maximum Consolidated Total Indebtedness to Consolidated Total Capitalization. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Total Indebtedness to (ii) Consolidated Total Capitalization, to be greater than 0.4 to 1.0.

         6.21 Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, acquire or contract to acquire any fixed asset or make any other Capital Expenditure if the aggregate purchase price and other acquisition costs of all Consolidated Capital Expenditures made during any fiscal quarter, together with the Consolidated Capital Expenditures made during the prior three fiscal quarters, would exceed an amount equal to the lesser of (i) 125% of the consolidated depreciation and amortization expense of the Borrower and its Subsidiaries for the four fiscal quarters immediately preceding the date of the proposed Capital Expenditure and (ii) $3,000,000.

         6.22. Collateral Documents. The Borrower will, and will cause each Guarantor to, promptly (i) execute and deliver additional Collateral Documents, within 10 days after request therefor by the Bank, sufficient to grant to the Bank liens and security interests, securing the Secured Obligations, in any present or after acquired Collateral (including without limitation pledging the Capital Stock of any Domestic Subsidiary which ceases to be an Inactive Subsidiary after the date hereof), and (ii) cause each Person becoming a Domestic Subsidiary from time to time after the date hereof (other than an Inactive Subsidiary) to execute and deliver to the Bank, within 10 days after such Person becomes such a Subsidiary, a Guaranty and other Collateral Documents, together with other related documents described in Article IV sufficient to grant to the Bank liens and security interests in all Collateral securing the Secured Obligations. The Borrower shall notify the Bank, within 10 days after the occurrence thereof, of the acquisition of any Collateral that is not subject to the existing Collateral Documents, any Person becoming a Subsidiary and any other event or condition, other than the passage of time, that may require additional action of any nature in order to preserve the effectiveness and perfected status of the liens and security interests of the Bank with respect to all Collateral pursuant to the Collateral Documents, including without limitation delivering the originals of all promissory notes and other instruments to the Bank and delivering the originals of all stock certificates or other certificates evidencing any Capital Stock which is Collateral at any time.

         6.23. Further Assurances. The Borrower will, and will cause each Guarantor to, execute and deliver within 30 days after request therefor by the Bank, all further instruments and documents and take all further action that may be necessary or desirable, or that the Bank may request, in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Bank under, this Agreement, the Notes and the Collateral Documents, including without limitation causing each lessor of real property to the Borrower, any Guarantor or any of their respective Subsidiaries to execute and deliver to the Bank, prior to or upon the commencement of any tenancy, an agreement in form and substance acceptable to the Bank duly executed on behalf of such lessor waiving any distraint, lien and similar rights with respect to any property subject to the Collateral Documents and agreeing to permit the Bank to enter such premises in connection therewith. In addition, each of the Borrower and each Guarantor agrees to deliver to the Bank from time to time upon the acquisition or creation of any Subsidiary not listed in Schedule 4.4 hereto, supplements to Schedule 4.4 such that such Schedule, together with such supplements, shall at all times accurately reflect the information provided for thereon. Each of the Borrower and each Guarantor further agrees to deliver to the Bank, on or before each anniversary date of the Effective Date, a certificate of the chief financial officer of the Borrower or each Guarantor, as the case may be, stating that such officer has reviewed the Collateral Documents and that each party thereto is in compliance with the terms thereof. The Borrower and each Guarantor shall take, or cause to be taken, all action necessary to permit such an opinion to be rendered, including filing such financing statements and continuation statements and executing and delivering such supplements to the Collateral Documents and other instruments as may be necessary or desirable in connection with such opinion.

         6.24. Accounting Changes. Until the Facility Termination Date and thereafter until payment in full of accrued interest on the Notes and the performance of all other Obligations, the Borrower agrees that, unless the Bank shall otherwise consent in writing it shall not, and shall not permit any of its Subsidiaries to, change their respective fiscal years or make any significant changes (i) in accounting treatment and reporting practices except as permitted by Agreement Accounting Principles and disclosed to the Bank, or (ii) in tax reporting treatment except as permitted by law and disclosed to the Bank.

         6.25. Inconsistent Agreements. Until the Facility Termination Date and thereafter until payment in full of accrued interest on the Notes and the performance of all other Obligations, the Borrower agrees that, unless the Bank shall otherwise consent in writing it shall not, and shall not permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by this Agreement or any of the transactions contemplated hereby or by performance by the Borrower or any of its Subsidiaries of the obligations in connection therewith.


                                   ARTICLE VII

                                    DEFAULTS


         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Bank under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made or deemed made and such failure continues for more than five days following written notice thereof to the Borrower.

         7.2. Nonpayment of principal of any Credit Obligation when due, nonpayment of any Reimbursement Obligation when due, or nonpayment of interest upon any Credit Extension or of any amendment fee, LC Fee, facility fee or other obligations under any of the Loan Documents when due, which nonpayment continues for a period of three days following written notice thereof to the Borrower by the Bank.

         7.3. The breach by the Borrower of any of the terms or provisions of
Section 6.10 through Section 6.25, and such breach continues for more than ten days following written notice thereof to the Borrower.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within thirty days after written notice from the Bank.

         7.5. Failure of the Borrower or any of its Active Subsidiaries or any Guarantor or any Pledgor to pay when due any Indebtedness (other than Indebtedness hereunder but including the European Facility); or the default by the Borrower or any of its Subsidiaries or any Guarantor or any Pledgor in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, including without limitation any Bond Default or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower or any of its Subsidiaries or any Guarantor or any Pledgor shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries or any Guarantor or any Pledgor shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.6. The Borrower or any of its Subsidiaries or any Guarantor or any Pledgor shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. Without the application, approval or consent of the Borrower or any of its Active Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Active Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

         7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Active Subsidiaries which, when taken together with all other Property of the Borrower and its Active Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $100,000 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. There are any Unfunded Liabilities of any Single Employer Plans or any Reportable Event shall occur in connection with any Plan.

         7.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan.

         7.12. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs.

         7.13. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or, to its knowledge, investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

         7.14. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

         7.15. Nonpayment by the Borrower or any Subsidiary of any Rate Management Obligation when due or the breach by the Borrower or any Subsidiary of any term, provision or condition contained in any Rate Management Transaction.

         7.16. Any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

         7.17. Any Collateral Document shall fail to create a valid security interest in the property identified therein as collateral to be covered thereby, except as permitted by the terms of the Collateral Documents, and, to the extent such failure is curable, the Borrower fails to execute an amendment to such Collateral Document to remedy such failure within ten days after written request from the Bank and submission to the Borrower of such amendment; or any Collateral Document shall fail to remain in full force and effect (other than by reason of any release or termination thereof to which the Bank has agreed) and, to the extent such failure is curable, the Borrower fails to execute and deliver to the Bank such documents as are reasonably required by the Bank to reinstate or replace such Collateral Document within ten days after written request by the Bank. The Borrower's violation of this Section 7.17 shall not constitute an Unmatured Default, provided however, the Bank may declare a Default following any violation of this Section 7.17.

         7.18.  The  representations  and  warranties  set forth in Section
5.15 shall at any time not be true and correct.

                                  ARTICLE VIIA

                      AMENDMENT TO REIMBURSEMENT AGREEMENT


         7A.1. Administration of Outstanding Facilities. The Borrower will pay or cause to be paid all amounts required to be paid on the Reimbursement Agreement under Article 3 and perform or cause to be performed all other obligations contained in the Outstanding Facilities, except to the extent any such performance would be inconsistent with the requirements of this Agreement. The Reimbursement Agreement and the IRB L/C shall continue to be governed by the documents under which they were originally issued, as amended through the Effective Date, and as further amended under this Agreement below.

         7A.2.    Amendments to  Reimbursement  Agreement.  After the Effective
Date, the  Reimbursement  Agreement is amended as follows:

         The first two sentences of Section 4.02(b) of the Reimbursement Agreement are amended to read as follows: "Permit or suffer the breach of any covenant or agreement contained in Article VI of the Second Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement among the Company and Bank One, Indiana, NA, dated as of October 31, 2001 (as amended or modified from time to time, the "Credit Agreement"). All such provisions of Article VI, including definitions of defined terms used therein and exhibits referred to therein, are incorporated by reference and made a part of this Agreement to the same extent as if set forth fully herein, except that all cross references shall refer to the relevant provision or provisions as incorporated herein."


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES


         8.1. Acceleration; Facility LC Collateral Account. (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Bank to make Advances hereunder and the obligation and power of the Bank to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Bank and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Bank an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Bank may (a) terminate or suspend its obligations to make Advances hereunder and its obligation and power to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Bank the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Account.

         (ii) If at any time while any Default is continuing, the Bank determines that the Collateral Shortfall Amount at such time is greater than zero, the Bank may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Bank the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (iii) The Bank may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Bank under the Loan Documents.

         (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Bank to the Borrower or paid to whomever may be legally entitled thereto at such time.

         8.2. Amendments. The Bank and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Borrower hereunder or waiving any Default hereunder.

         8.3. Preservation of Rights. No delay or omission of the Bank to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Bank, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Bank until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS


         9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, the Bank shall not be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower and the Bank and supersede all prior agreements and understandings among the Borrower and the Bank relating to the subject matter thereof.

         9.5. Benefits of this Agreement. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.6. Expenses; Indemnification. (i) The Borrower shall reimburse the Bank for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and reasonable time charges of attorneys for the Bank, which attorneys may be employees of the Bank) paid or incurred by the Bank in connection with the preparation, negotiation, execution, delivery, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Bank for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and reasonable time charges of attorneys for the Bank, which attorneys may be employees of the Bank) paid or incurred by the Bank in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this
Section include, without limitation, the cost and expense of obtaining an appraisal of each parcel of real property or interest in real property described in the Mortgage, which appraisal shall be in conformity with the applicable requirements of any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including, without limitation, the provisions of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, reformed or otherwise modified from time to time, and any rules promulgated to implement such provisions and costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time the Bank may prepare (but shall have no obligation or duty to prepare) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by the Bank from information furnished to it by or on behalf of the Borrower, after the Bank has exercised its rights of inspection pursuant to this Agreement.

         (ii) The Borrower further agrees to indemnify the Bank, its affiliates, and each of its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Bank or any Affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.

         9.7. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower's audited financial statements.

         9.8. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.9. Nonliability of the Bank. The relationship between the Borrower on the one hand and the Bank on the other hand shall be solely that of borrower and lender. The Bank shall not have any fiduciary responsibilities to the Borrower. The Bank does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that the Bank shall not have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. The Bank shall not have any liability with respect to, and the Borrower waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.10. Confidentiality. The Bank agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Affiliate or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Affiliate is a party, (vi) to such Affiliate's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 11.4.

         9.11.    Disclosure.       The Borrower  acknowledges  and agrees that
the Bank and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

         9.12. Construction of Certain Provisions.If any provision of this Agreement refers to any action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision.

         9.13. Independence of Covenants.All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         9.14. Interest Rate Limitation. Notwithstanding any provisions of this Agreement or the Notes, in no event shall the amount of interest paid or agreed to be paid by the Borrower exceed an amount computed at the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or the Notes at the time performance of such provision shall be due shall involve exceeding the interest rate limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under applicable law. If for any reason whatsoever the Bank shall ever receive as interest an amount which would be deemed unlawful under such applicable law, the amount shall be automatically applied to the payment of principal of the Advances outstanding hereunder (whether or not then due and payable) and not to the payment of interest, or shall be refunded to the Borrower if such principal and all other obligations of the Borrower to the Bank have been paid in full.

                                    ARTICLE X

                                     SETOFF


         In addition to, and without limitation of, any rights of the Bank under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by the Bank or any Affiliate of the Bank to or for the credit or account of the Borrower may be offset and applied toward the payment of the Secured Obligations owing to the Bank, whether or not the Secured Obligations, or any part thereof, shall then be due.

                                   ARTICLE XI

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS



         11.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Borrower may not, without the prior written consent of the Bank, assign its rights or obligations hereunder or under any Notes and the Bank shall not be obligated to make any Advance hereunder to any entity other than the Borrower.

         11.2.    Participations.
                  --------------

                  11.2.1. Permitted Participants; Effect. The Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of the Bank, any Note held by the Bank, any Commitment of the Bank or any other interest of the Bank under the Loan Documents. In the event of any such sale by the Bank of participating interests to a Participant, the Bank's obligations under the Loan Documents shall remain unchanged, the Bank shall remain solely responsible to the Borrower for the performance of such obligations, the Bank shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if the Bank had not sold such participating interests, and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under the Loan Documents.

                  11.2.2. Voting Rights. Unless otherwise agreed between the Bank and any Participant, the Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents.

                  11.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Article 10 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as the Bank under the Loan Documents, provided that the Bank shall retain the right of setoff provided in Article 10 with respect to the amount of participating interests sold to each Participant. The Bank agrees to share with each Participant, and each Participant, by exercising the right of setoff provided in Article 10, agrees to share with the Bank, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with their respective pro rata shares of the Commitment or, if the Commitment is no longer available, in accordance with their respective pro rata shares of the Outstanding Credit Exposure.

         11.3. Dissemination of Information. The Borrower authorizes the Bank to disclose to any Participant or any other Person acquiring an interest in the Loan Documents by operation of law or otherwise (each a "Transferee") and any prospective Transferee any and all information in the Bank's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.10 of this Agreement.

                                   ARTICLE XII

                                     NOTICES


         12.1. Notices. Except as otherwise permitted by Section 2.8 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: in the case of the Borrower or the Bank, at its address or facsimile number set forth on the signature pages hereof, or in the case of any future party, at such other address or facsimile number as such future party may hereafter specify for the purpose by notice to the Bank and the Borrower in accordance with the provisions of this Section 12.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Bank under Article II shall not be effective until received.

         12.2. Change of Address. The Borrower and the Bank may each change the address for service of notice upon it by a notice in writing to the other party hereto.

                                  ARTICLE XIII

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and the Bank and the Borrower has notified the Bank by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XIV

        CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         14.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF INDIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         14.2. CONSENT TO JURISDICTION. THE BORROWER IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR INDIANA STATE COURT SITTING IN INDIANAPOLIS, INDIANA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE BANK TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE BANK OR ANY AFFILIATE OF THE BANK INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN INDIANAPOLIS, INDIANA.

         14.3. WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[The balance of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement as of the date first above written.


HURCO COMPANIES, INC.


                                         By:      /s/ Roger J. Wolf
                                         -------------------------------
                                                  Roger J. Wolf
                                         Title:   Senior Vice President and CFO
                                                  One Technology Way
                                                  Indianapolis, Indiana  46268
                                                  Attention:  CFO
                                                  Telephone:     (317) 293-5309
                                                  FAX:           (317) 328-2811


                                         BANK ONE, INDIANA, NA

                                         By:      /s/ Joanna W. Anderson
                                         --------------------------------------

                                         Title:   Corporate Banking Officer
                                                ----------------------------
                                                  One Bank One Plaza
                                                  Chicago, Illinois  60670
                                                  Attention:  Joanna Anderson
                                                  Telephone:     (312) 732-6456
                                                  FAX:           (312) 732-1775